GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
December 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 50.48%
	Exchange Traded Funds - 50.48%
21,680	Schwab Short-Term U.S. Treasury ETF	$1,114,135
9,073	iShares 0-5 Year High Yield Corporate Bond ETF	412,277
48,952	iShares 0-5 Year Investment Grade Corporate Bond ETF (a)(b)	2,556,273
9,776	iShares 0-5 Year TIPS Bond ETF	1,020,908
	Total Investment Companies (Cost $5,046,943)	5,103,593

	SHORT TERM INVESTMENTS - 47.88%
	Money Market Funds - 38.90%
3,933,697	DWS Government Money Market Series - Institutional Shares
	Effective Yield, 0.03% (a)(c)	3,933,697

Principal Amount
	U.S. Treasury Notes - 8.98%
$300,000	2.250%, 03/31/2021	301,509
300,000	1.125%, 06/30/2021	301,515
300,000	2.125%, 09/30/2021	304,499
		907,523
	Total Short Term Investments (Cost $4,840,729)	4,841,220
Number of Shares
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.01%
	Investments Purchased with Proceeds from Securities Lending Collateral - 25.01%
2,529,375	Mount Vernon Liquid Assets Portfolio, LLC
	Effective Yield, 0.16% (c)	2,529,375
	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,529,375)	2,529,375

	Total Investments (Cost $12,417,047) - 123.37%	12,474,188
	Liabilities in Excess of Other Assets - (23.37)%	(2,362,654)
	TOTAL NET ASSETS - 100.00%	$10,111,534

Percentages are stated as a percent of net assets.
(a)
Fair value of these securities exceed 25% of the Fund’s net assets. Additional information for these securities, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of December 31, 2020.